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                                                                 EXHIBIT 10.13

                               ALLIANCE AGREEMENT

This ALLIANCE AGREEMENT (the "Alliance Agreement"), dated December 29, 1999 is between Cisco Systems, Inc., a California corporation ("Cisco") and KPMG LLP, a Delaware limited liability partnership ("KPMG").

BACKGROUND.

         A. Cisco is in the business of developing, manufacturing and selling hardware and software products for use in communications networks. KPMG is in the business of, among other things, providing management consulting and system integration services to clients.

         B. The Parties desire to continue their ongoing relationship and formalize a strategic alliance (the "Alliance") to work cooperatively to develop and expand service delivery capabilities for the Service Provider Market and Enterprise Market.

         C. KPMG intends to spin off its consulting service organization into a separate corporate entity. Cisco has agreed, subject to legal and regulatory approvals, to provide capital toward the formation and operation of that entity.

         D. The service delivery capability of the Alliance within the Service Provider Market intends to address the design, development, deployment and integration of service provider internet operational support systems ("OSS"), business support systems ("BSS") and network infrastructure solutions related to the global communications market. The service delivery capability within the Enterprise Market intends to address the design, development, deployment and integration necessary to support initiatives such as e-engineering, (including but not limited to e-procurement, e2e supply chain, work force optimization, Internet commerce, one-to-one marketing, e-contact centers and other consulting services as they are developed), large scale network deployment, and LAN, PBX and IP-enabled call centers.

         E. The Parties intend to cooperate to take advantage of Cisco's expertise as the worldwide leader in networking for the Internet and in supply of advanced networking technologies and products and KPMG's experience and thought leadership as a management consultant and systems integrator in the Service Provider Market and the Enterprise Market. The focus of the relationship contemplated in this Agreement will be on the collaborative effort to build and scale KPMG's service delivery capabilities to the mutual benefit of Cisco and KPMG by more effectively exploiting their potential synergies in areas where the Parties' joint efforts will allow.

         F. The Parties have agreed on the following mission statement defining the goals of the Alliance:

         MISSION STATEMENT: To cooperatively use the assets and resources of each of the Parties to promote the expansion of the available service delivery capacity in the



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          Service Provider Market and the Enterprise Market for the purpose of accelerating the adoption rate for Cisco technology, increasing revenue and profits and market share for both parties, and maximizing network functionality and customer satisfaction for joint customers.

     To give effect to the Alliance, Cisco and KPMG desire to enter into this Alliance Agreement as follows:

1.       DEFINITIONS.

Except as otherwise defined in this Alliance Agreement or in a Specific Agreement, all capitalized terms shall have the meanings set forth as follows:

"Cisco Competitors" shall have the meaning set forth in section 4.10 of the Stock Purchase Agreement for "Specified Companies".

"Cisco Intellectual Property" shall mean all current and future worldwide patents and other patent rights, utility models, copyrights, mask work rights, trade secrets, and all other intellectual property rights, including any applications for such rights and the right to apply therefor, and the related documentation or other tangible expression thereof which are owned or licensed by Cisco. "Cisco Literate Consultant" shall have the meaning set forth in Exhibit A attached hereto.

"Closing" shall mean the completion of the funding undertaken pursuant to the Stock Purchase Agreement.

"Investor Rights Agreement" shall mean that Investor Rights Agreement by and among Cisco Systems, Inc., KPMG LLP and KPMG Consulting, Inc..

"Service Provider Market" shall mean that market comprised of all businesses which provide for a fee to third parties, telecommunications and voice, video and data networking services. Service providers include telecommunication carriers, Internet Service Providers, cable companies and wireless communication providers.

"Specific Agreements" shall have the meaning set forth in Section 2.1 below.

"Enterprise Market" shall mean that market comprised of all businesses with complex networking infrastructure needs for their primary business, often spanning multiple locations and types of computer systems. Enterprises include corporations, government agencies, utilities and educational institutions.

"Stock Purchase Agreement" shall mean that Stock Purchase Agreement by and among
Cisco Systems, Inc., KPMG LLP and KPMG Consulting, Inc., dated                 ,
    .

2.       SCOPE OF AGREEMENT; SPECIFIC AGREEMENTS.






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2.1 Scope of the Alliance Agreement. The Parties intend to enter into this
Alliance Agreement ("Agreement") to define the objectives of the Alliance and to articulate the agreements of the Parties in establishing a working relationship and developing the capability to achieve those objectives. The Parties contemplate that in the context of the Alliance they will enter into one or more specific agreements ("Specific Agreements") setting forth terms and conditions more directly applicable to specific projects outlined in this Agreement. Except as provided in Section 12.9, this Alliance Agreement shall not affect any agreements by either Party entered into prior to the execution date hereof.

2.2 Objectives of the Alliance. The primary objective of the Alliance is to generate incremental profits and revenues for both KPMG and Cisco by developing and further expanding KPMG consulting solutions and service delivery capacity in the Service Provider Market and Enterprise Market. The capacity will support solutions based upon a KPMG delivery approach using key technologies and platforms from Cisco.

         2.2.1 Specific objectives. The Parties will pursue the following specific objectives according to the terms and conditions of the Alliance Agreement and as set forth in the applicable Specific
         Agreements:

               - Exploit new and emerging opportunities in the Service Provider Market and the Enterprise Market that will substantially grow the revenues for the Parties;

               - Create solutions and consulting service models for the Service Provider Market and Enterprise Market that are designed to:

                    - increase the value of services and products to customers;

                    - decrease time-to-market for clients in solution and product development and deployment; and

                    - reduce technical risk to clients and customers in provisioning solutions;

               - Create competitive advantage in the development, delivery and deployment of Internet based solutions in the Service Provider Market and the Enterprise Market; and

               - Promote and accelerate adoption and deployment of Internet based solutions by providing repeatable, complete solutions utilizing Internet Protocol ("IP")-based technologies on a Digital Broadband delivery infrastructure.

                  2.2.2 Initial Opportunities. The Parties intend initially to focus on a sub-set of opportunities in both the Service Provider Market and the Enterprise







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         Markets. Based on the outcome of the initial exploration, Cisco and
         KPMG will then consider further specific efforts.

   2.3   Potential Benefits for the Parties.

         2.3.1    Potential Benefits to KPMG

                    - Share in Cisco's technology resources, knowledge and experience to enable KPMG to develop better solutions and services related to Cisco's technology;

                    - Increase visibility into Cisco products and strategy, including the opportunity to influence the development of future networking and computing technology to enable increased business value to clients; and

                    - Increase revenue growth by exploiting opportunities identified through the Cisco sales lead flow.

         2.3.2    Potential Benefits to Cisco

                    - Realize a competitive advantage relative to its equipment manufacturer competitors who offer "total" OSS and BSS solutions;

                    - Facilitate development and market adoption of Cisco products and key technologies;

                    -    Add value to Cisco products for end customers;

                    - Leverage KPMG business reputation and market position to promote the ecosystem marketing model and assist in the transition of Cisco's current market perception from equipment provider to a provider of end-to-end business solutions; and

                    - Increase revenue growth through increased opportunities and sales from KPMG's deployment of network solutions utilizing Cisco technology and platforms.

2.4 The parties contemplate that they may enter into one or more of the following Specific Agreements: a professional services subcontractor agreement and a master development and licensing agreement. The Parties may enter into additional Specific Agreements, which upon execution shall be attached to this Alliance Agreement. The Parties may also mutually agree to enter into other agreements with third parties in connection with the Alliance.





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3.       EXCLUSIVITY.

         3.1 During the five (5) years following the Closing of Cisco's investment in KPMG Consulting, Inc., KPMG will not directly or indirectly enter into any agreement, understanding or arrangement with a Cisco Competitor to offer services or products competing with those offered by Cisco. KPMG will not:
(a) engage in joint marketing or joint bidding with Cisco Competitors to develop or provide solutions in the Service Provider Market or the Enterprise Market or
(b) build substantial capability around Cisco Competitors' products (including sponsoring or investing in training, marketing and solution development of service offerings that include Cisco Competitor products and/or that undermine Cisco's market strategy as implemented in Cisco's Ecosystem Program as set forth in Exhibit G, which exhibit shall be amended annually by Cisco); provided, however, that nothing herein shall prohibit KPMG from deploying competing products where requested or required by a customer in the course of providing consulting services, or engaging in education and training necessary to support such deployment. It is the intent of the parties to allow KPMG to train to deploy in a multi-vendor platform environment, but not to build or acquire substantial capacity in the products of a Cisco Competitor or the products of any network hardware vendor which competes with Cisco.

         The Parties have agreed that the principles set forth above will be applied in specific situations as follows:

         3.1.1 No Hardware or Cisco Intellectual Property. KPMG shall be entitled to participate in any bid for services where the request or requirement of the client does not require KPMG to perform the installation of networking technology hardware of the type marketed by Cisco or the use of Cisco Intellectual Property.

         3.1.2 Cisco Support for KPMG Bid. Cisco shall, to the extent appropriate, support KPMG in its bids and position KPMG as its preferred partner in such bids. In the event that Cisco chooses to submit a bid without KPMG, Cisco shall provide KPMG with the support necessary or appropriate to make its own bid. Notwithstanding any provision herein to the contrary, in those circumstances where the request or requirement of the client only permits Cisco to bid with a single party and Cisco chooses to submit a bid without KPMG, Cisco shall not be required to support KPMG in making its own bid.

         3.1.3 KPMG Participation. Cisco shall have sole discretion in managing its bid processes. Where Cisco elects to receive proposals from more than one subcontractor or integrator for projects for which KPMG has the capability as represented to Cisco by KPMG in Exhibit E as it shall be amended by KPMG from time to time, KPMG shall have the right to submit such a proposal and otherwise fully participate in any competition to bid for such project.

         3.1.4 Cisco Primes Without KPMG. The parties agree that in situations where Cisco is bidding as the prime contractor in a bid in which a customer requests both hardware and services, and Cisco chooses a party other than KPMG as the



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         services subcontractor, KPMG may make a separate bid to the customer as the as prime contractor for such hardware and services, subject to the limitations set forth in Section 3.1 above.

         3.1.5 Cisco Competitive Account. The parties agree that KPMG may submit its bid to a client which primarily uses products of a Cisco Competitor, with the prior consent of Cisco, as part of a strategy to promote Cisco architecture and equipment within such client. KPMG shall submit such a request to bid to the Cisco Responsible Executive or his/her designee, who shall respond to such request within five (5) business days, provided that failure to respond in such five day period shall be deemed a denial of the request.

         3.2 Cisco Discretion to Waive Exclusivity Rights. Cisco may in its discretion waive its exclusivity rights under Section 3.1.

         3.3 Grandfather Provisions.

         3.3.1. Nothing in this Section 3 shall be interpreted to require KPMG to withdraw, terminate, breach, curtail, change or amend any contracts, irrevocable offers or the project set forth on Exhibit F hereto which were entered into or bid prior to the date hereof, including any such contracts, offers or projects which would otherwise not be permitted hereunder.

         3.3.2. In the event that, pursuant to Section 4.10 of the Stock Purchase Agreement, Cisco designates an entity as a Cisco Competitor which entity was not a Cisco Competitor in the prior period as (such newly-designated entity a "New Cisco Competitor") and KPMG has an existing contract with such New Cisco Competitor, then nothing in this Section 3 shall be interpreted to require KPMG to terminate, breach, curtail, change or amend any such contract;
* * * KPMG * * * Cisco,

         3.4. In the event an opportunity arises in the Service Provider Market or the Enterprise Market to make a bid to provide both network hardware/software and consulting services, and such opportunity requires that a network hardware/software vendor serve as the prime bidder and allows the network hardware/software vendor to pair with one and only one consulting partner (each a "Single Consultant Opportunity") and, in such instance, Cisco does not chose to bid with KPMG, thereby effectively excluding KPMG from bidding on such opportunity (each such exclusion a "Box-Out"), KPMG shall have the rights set forth in Section 3.5. In addition, at the end of each calendar quarter, the Parties shall review and calculate the ratio of Box-Outs to Single Consultant Opportunities (the "Box-Out Ratio") as well as the ratio of Box-Outs which occurred in instances where KPMG submitted a bid and Cisco neither accepted the bid nor articulated a business-related reason for not accepting the bid (each such exclusion an "Unjustified Box-Out") to Single Consultant Opportunities (the "Unjustified Box-Out Ratio"). In the event that (a) at least ten Single Consultant Opportunities have occurred







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since the date hereof and (b) the Unjustified Box-Out Ratio for such quarter is fifty percent (50%) or greater, then Cisco shall waive KPMG's failure to comply with the exclusivity provisions set forth in Section 3 of this Alliance Agreement only with respect to any Single Consultant Opportunities which occur during the calendar quarter following the calendar quarter in which the Unjustified Box-Out ratio is fifty percent (50%) or greater.

         3.5 Accelerated Escalation Upon KPMG Request. In any situation where KPMG in good faith believes * * * Cisco * * * Cisco * * * Cisco * * * KPMG shall be entitled to * * * KPMG's * * * Cisco * * *. The Executive Sponsors or agreed designees shall work in good faith to resolve such dispute; provided, however, that Cisco * * *.


4.       PROJECTS.

The Parties intend to work together on the following specific activities to develop the infrastructure needed to support the Alliance. The parties shall, on an annual basis, agree upon a business plan, (the "Business Plan"), including the detailed working plans, schedules and allocations. The Initial Business Plan shall be attached to this agreement when it is complete. The Resource Allocation Schedule set forth in Exhibit A to this Alliance Agreement shall be part of the Initial Business Plan.

          4.1 Recruiting. KPMG shall establish a core recruiting team lead by a designated, experienced and qualified team leader. KPMG shall provide the team with sufficient budget and resources and recruit qualified consultants for employment with KPMG in accordance with the plans set forth in Exhibit A.

               4.1.1 KPMG shall use commercially reasonable, good faith efforts to have on staff, subject to Section 4.9, 1400 consulting professionals by March 31, 2000, and 4,000 Cisco Literate Consultants (as defined in Exhibit A) by the end of calendar year 2000 (plus a commensurate number of business support staff), with an incremental, mutually agreed upon commitment for additional staffing on a quarterly basis thereafter. Subject to Section 4.9, the increase in headcount during calendar year 2000 shall be substantially constant and in accordance with the skill and geographic allocations agreed by the Parties as reflected in Exhibit A or as otherwise agreed in writing. The parties agree that so long as KPMG is in substantial compliance with the goals created pursuant this section and Section 4.9 and the parties are working together to revise those goals as the circumstances require, KPMG shall not be in default under this Agreement.

          4.2 Training and Resource Development. KPMG agrees to develop skills in new Cisco products to foster the rapid assimilation of such products into the market.

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KPMG will develop a curriculum and provide training such that the newly hired and existing consultants deployable pursuant to this Alliance Agreement will be Cisco Literate Consultants.

         The training program ("Training Program") will consist of:

          -    Cisco technology training;

          -    Service Provider Solutions;

          -    Enterprise Solutions; and

          -    E-Business Leadership.

         4.2.1 The Training Program will include, but not necessarily be limited to, a new hire "bootcamp", specialty training on network engineering, Cisco essential skills and KPMG best practices, and on-going self-directed learning in topics such as network engineering and program management, as set forth in Exhibit A. The training Program will award Cisco certifications in the areas of support, design and other specialties as agreed between Cisco and KPMG. KPMG shall have the right and the obligation (on terms as the Parties may agree) under this Alliance Agreement to participate in future certification programs made available to other Cisco solution partners.

         4.2.2. In conjunction with the Training Program, Cisco will provide resources and materials at a substantial discount off the MSRP, as set forth in Exhibit B as shall be amended by the mutual agreement of the Parties from time to time, to enable KMPG to develop and deliver Training Programs in support of the Alliance. Such resources will include product experts for ongoing training and education of new Cisco technologies and will support required training sessions to build expertise within KPMG on new products prior to market availability. KPMG shall be responsible for all costs associated with development and execution of the Training Program.

         4.2.3 Cisco shall grant KPMG a worldwide, nonexclusive license to use, reproduce and distribute Cisco training materials which are purchased from Cisco by KPMG, in whole or in part, solely for internal use to train KPMG personnel, including the right to incorporate the whole or portions thereof in KPMG's training materials; provided that KPMG shall not remove, overprint or deface any notice of copyright, trademark, logo, legend, or other notices of ownership from any originals or copies (whether of the whole or a portion) thereof.

         4.3 Opportunity and Sales Management. Cisco and KPMG will work jointly in the field to identify, pursue and track sales opportunities, deploy resources, generate proposals and sell and deploy solutions in support of Service Provider Market and Enterprise Market customers. In furtherance of this goal, the Parties agree:



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          -    KPMG shall deploy dedicated contacts to field operations
               locations to facilitate field interaction.

          - KPMG shall provide dedicated personnel to serve as single points of contact with each of Cisco's sales vice presidents (of which there are currently six in the Enterprise Market and three in the Service Provider Market).

          - Cisco shall provide a single point of contact in the field for KPMG representatives to enable real-time field interaction. KPMG shall provide personnel to match up with Cisco's existing Offer Integration Team ("OIT") to prepare joint responses to customer RFPs.

          - Cisco shall provide resources to assist with field opportunity identification and notification. The Parties shall cooperate in joint marketing efforts and shall encourage participation in joint account planning sessions.

          - KPMG shall maintain a Project Management Organization ("PMO") consisting of sufficient infrastructure and resources to provide proposal development, customer bid and field deployment activities in a short time frame. Cisco and KPMG shall provide dedicated resources to jointly staff the PMO.

4.4 Facilities and Infrastructure. Subject to Section 4.9, KPMG will establish an agreed upon number (but not less than six (6)) Solution Centers for development, training and client demonstration, at least one of which will be located in Asia and one in Europe. Two Solution Centers will be substantially operational by March 1, 2000. Subject to Section 4.9, all six Solution Centers will be staffed and operational not later than end of calendar year 2000. KPMG shall make commercially reasonably efforts to meet the target rate of deployment of the Solution Centers of a minimum of * * * per calendar quarter.

         4.4.1 Cisco desires to enable KPMG to upgrade and maintain these Solution Centers at minimum cost and is willing to offer the following discounts for Cisco products for use in such Solution
               Centers: (i) * * *%  off MSRP for Cisco hardware products
               (ii) * * *% off MSRP for Cisco software products. Cisco will also provide ongoing service and maintenance contracts at * * *% discounts from Cisco's standard professional services rates to support the maintenance of the products deployed in each Solution Center. The Parties agree that in the situation where the Parties are working to develop a joint solution under this Alliance Agreement, it is in the Parties' best interests for Cisco to make its software available to KPMG at * * * or, where possible, at * * * ; provided that the Parties also agree that the final decision as to the cost of the software is at the discretion of the individual Cisco business units.




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         4.4.2 KPMG agrees that the equipment sold to KPMG at discount pursuant to this Alliance Agreement shall be used solely in authorized Solution Centers and solely for purposes in connection with solutions based on Cisco products (i) developed by KPMG, (ii) developed by KPMG and Cisco jointly or (iii) developed by Cisco and which KPMG agrees to deploy (collectively, the "Alliance Solutions") to train, demonstrate or otherwise make sales of such solutions, to perform contracts with customers purchasing such solutions and for internal training and development in support of the Alliance; provided, however, KPMG is prohibited from using such Cisco equipment for operations or outsourcing unless approval in writing is received from the Cisco Executive Sponsor.

         4.4.3 Customer Training. KPMG may train customers for solutions for profit on discounted equipment in the Solutions Centers; provided however that such training shall not compete with Cisco Partner Training offered by Cisco's World Wide Training organization except as specifically authorized by Cisco.

4.5 Solution Development. KPMG and Cisco shall work in good faith to agree upon a method and means to work together to enhance product and service delivery capability and, subject to Section 4.9, to develop packaged solutions at a rate of not less than one per quarter. Solution development efforts shall initially focus on DSL, cable and wireless technologies, Virtual Private Networks and Optical Switching and e-engineering, (including but not limited to e-procurement, e2e supply chain, work force optimization, Internet commerce, one-to-one marketing, e-contact centers and other consulting services as they are developed), large scale network deployment, and LAN, PBX and IP-enabled call centers.

4.6 Solution Delivery. Subject to Section 4.9, KPMG will dedicate the appropriate resources and personnel necessary for deployment of the Alliance Solutions in all geographic theaters as specified in Exhibit A and any subsequent Resource Allocation Schedule during the term of this Agreement.

4.7 Go-to-Market Plan. Cisco and KPMG will jointly work to develop an annual joint go-to-market plan ("Marketing Plan"), with the initial Marketing Plan being completed within 60 days of the execution of this Alliance Agreement. The Marketing Plan will be presented to the Parties' field sales teams and will be available to share with customers. KPMG and Cisco will each dedicate the equivalent of one full time marketing professional to define, manage and execute the Marketing Plan. The Marketing Plan will include:

     - A mutually agreeable market message and marketing strategy to describe this Alliance and the benefits offered to the market through the cooperation of the parties.






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     -    Appropriate press, analyst, client and field sales briefings to better describe the value and how the Alliance will execute in the market.

     - Definition of a marketing program to create awareness and provide lead generation for the Alliance activities.

4.8 Preliminary budget for joint funding of marketing programs, sales education and sales support. The parties agree:

          (a) that they will on an annual basis, each allocate the resources and budget necessary to support these sales and marketing activities; and

          (b) that a reasonable target to budget for the initial Marketing Plan is no less than * * * ($***) dollars from each Party to promote the Alliance and the Alliance Solutions, with the actual initial budget to be subject to mutually agreed upon Marketing and Business Plans.

4.9 Business Plans; Regular Review of Dashboard Indicators and Reasonableness Standard.

          (a) On an annual basis, the Parties shall meet and agree upon a business plan (the "Business Plan") and a resource allocation schedule (the "Resource Allocation Schedule") for the next year. Upon the mutual written consent of the Parties, the annual Business Plan or the annual Resource Allocation Schedule may be amended from time to time throughout the year.

          (b) Regular Review of Dashboard Indicators. KPMG and Cisco shall meet for the first six months from the date hereof every sixty days and thereafter, at least quarterly to review progress of hiring and training against the agreed goals, assess the effectiveness of the joint field efforts and assess progress toward goals set forth in the operative Business Plan, including consideration by the Parties of (i) deployable headcount (including progress in recruitment, training and number of Cisco Literate Consultants), (ii) number of fully-trained Cisco consultants, (iii) KPMG dedication and distribution of resources, (iv) market penetration, (v) KPMG investments to realize markets, (vi) critical mass of KPMG resources, (vii) assessment of relevant markets and prospect of future opportunities therein, through internal business trend analysis and external industry statistics and analysis (viii) the number of joint field pursuits, (ix) the number of joint wins, (x) the number of joint RFP responses, (xi) the number of solutions developed, (xii) the resources dedicated to solutions development, (xiii) the solutions development schedule, (xiv) the revenue per solution of each Party, (xv) Solution Center implementation schedule, (xvi) each Party's Alliance-related revenue,
          (xvii) utilization of KPMG resources, (xviii) the results of KPMG and Cisco field satisfaction surveys, (xix) annual overall Alliance customer satisfaction, (xx) the Box-Out Ratio, (xxi) Cisco's delivery of support reasonably necessary for KPMG to meet its obligations hereunder and (xxii) such other metrics as the Parties deem appropriate (all of the items of consideration to be,







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         collectively, the "Dashboard Indicators"). In the event the foregoing analysis does not support continued deployment of resources in accordance with the Resource Allocation Schedule then in effect, the Parties shall make mutually agreeable adjustments to the Resource Allocation Schedule. In the event the Parties are unable to reach an agreement on an adjustment, then such disagreement will become a Dispute, which Dispute shall be resolved in accordance with Section 5.3 of this Alliance Agreement, based on what a reasonable and prudent business person would do in like circumstances.

         (c) KPMG and Cisco shall meet at least quarterly to review the profitability of KPMG's business for the prior three month period. In the event KPMG's consulting business, on the whole, is not profitable during such period, then the Parties shall make mutually agreeable adjustments to the Resource Allocation Schedule. In the event the Parties are unable to reach an agreement on an adjustment, then such disagreement will become a Dispute, which Dispute shall be resolved in accordance with Section 5.3 of this Alliance Agreement, based on what a reasonable and prudent business person would do in like circumstances.

         (d) On the earlier of (i) one year from the date hereof and (ii) the date on which KPMG has 4,000 Cisco Literate Consultants, and on a quarterly basis thereafter, KPMG and Cisco shall meet to review the profitability of the Alliance component of KPMG's business. In the event the Alliance component of KPMG's business is not profitable during such period, then the Parties shall make mutually agreeable adjustments to the Resource Allocation Schedule. In the event the Parties are unable to reach an agreement on an adjustment, then such disagreement will become a Dispute, which Dispute shall be resolved in accordance with Section 5.3 of this Alliance Agreement, based on what a reasonable and prudent business person would do in like circumstances.

         (e) KPMG covenants to use good faith best efforts to make its consulting business and the Alliance component of its consulting business profitable.

5.       ALLIANCE MANAGEMENT.

         5.1 Alliance Team. Each Party agrees to provide personnel and resources to make up the Alliance management team ("Alliance Team") as set forth in Exhibit C. The composition and membership of the Alliance Team may be changed from time to time by mutual agreement of the Parties. The Alliance Team shall oversee the operation of the Alliance and the competitive positioning of the Alliance solutions. The Alliance Team shall meet as often as either Party believes necessary for the effective operation of the Alliance, but no less often than each calendar quarter.

         5.2 Executive Sponsors. Each Party shall appoint a member of its senior management as an executive sponsor for the Alliance ("Executive Sponsor"). Executive Sponsors shall be responsible for monitoring the Alliance relationship, conducting periodic briefings for each other and their management teams, and providing a defined








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means of communication with other senior executives. The initial Executive
Sponsors shall be as set forth in Exhibit C.

         5.3 Dispute Resolution/Escalation. In the event that a dispute arises between Cisco and KPMG pertaining to any matters which are the subject matter of the Alliance (a "Dispute"), and either Party so requests in writing, prior to the initiation of any formal legal action, the following dispute resolution process shall apply:


                  5.3.1 Sales Issues - Territorial Executives. If the Dispute involves a sales related issue, the Dispute may, at the option of either Party, be submitted for discussion and resolution to the parties' respective regional sales vice president or equivalent senior executive for the geographical territory in which the dispute arose ("Territorial Executives"). The Territorial Executives shall be responsible for including any other relevant senior managers from their Party, such as any affected business unit general managers. The Territorial Executives shall use their good faith efforts to resolve the Dispute within ten (10) days. If the Territorial Executives are unable to resolve the Dispute in such period, the matter shall be referred to the Executive Sponsors for resolution. The initial Territorial Executives shall be as identified in Exhibit C.

                  5.3.2 Technical Issues - Responsible Executives. If the Dispute involves a technical issue or any other non-sales related issue, the matter may, at the option of either Party, be submitted for discussion and resolution to the Responsible Executives of KPMG and Cisco ("Responsible Executives"), as identified in Exhibit C. The Responsible Executives shall be responsible for including any other relevant senior managers from their Party, such as any affected business unit general managers. The Responsible Executives shall use their good faith efforts to resolve the Dispute within ten (10) days. If the Responsible Executives are unable to resolve the Dispute in such period, the matter shall be referred to the Executive Sponsors for resolution.

                  5.3.3 Executive Sponsors. For all Disputes referred to the Executive Sponsors, the Executive Sponsors shall use their good faith efforts to resolve the Dispute within twenty (20) days after such referral. If the Executive Sponsors are unable to resolve the Dispute in such period, the Dispute shall be referred to the respective Chief Executive Officers of Cisco and KPMG for resolution.

                  5.3.4 Chief Executive Officers. For all Disputes referred to the Chief Executive Officers from the Executive Sponsors, the Chief Executive Officers shall use their good faith efforts to resolve the Dispute within twenty (20) days after such referral.

                  5.3.5 Mediation and Legal Action. In the event that the Chief Executive




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                  Officers are unable to resolve the Dispute within the period allowed, then either Party shall have the right to submit the Dispute to mediation in accordance with the terms of Section 10.1, unless the Chief Executive Officer of a Party notifies the other Party's Chief Executive Officer in writing that mediation is not desired and would not be effective. In the event that the parties are unable to resolve the Dispute under such mediation (or either Party receives the notice declining mediation as set forth in this Section 5.3.5), then either Party shall have the right to pursue any remedies available to it relating to the Dispute under the terms of this Alliance Agreement or otherwise available to it under law or equity.

                  5.3.6 Disputes Concerning Termination of Alliance Agreement; Acceleration. For Disputes that constitute Termination Disputes (as defined in Section 8.2) the timelines for dispute resolution as set forth in this Section 5.3 shall be accelerated to the following periods: for Territorial Executives, five (5) days, for Responsible Executives, five
                  (5) days, for Executive Sponsors, ten (10) days, and for Chief Executive Officers, ten (10) days. In the event that a Party provides notice of a Termination Dispute at a time after which the Dispute is already before the Executive Sponsors or later, then the Termination Dispute shall be returned automatically to the Executive Sponsors, and the time periods for resolution for the Termination Dispute shall be reset to the commencement of consideration by the Executive Sponsors.

                  5.3.7 Disputes Concerning Confidentiality or Intellectual Property. For Disputes under this Alliance relating to confidentiality obligations or intellectual property disputes, the Parties shall employ the expedited dispute resolution procedures set forth in Section 5.3.6. Notwithstanding the foregoing, the Parties reserve the right to seek an injunction or other equitable relief in court to prevent or stop a breach of any confidentiality provisions or intellectual property rights set forth in the Alliance Agreement or any Specific Agreement.

                  5.3.8 Disputes Concerning Breach of Exclusivity Obligations. Notwithstanding anything herein to the contrary, the Parties agree that violation by KPMG of the exclusivity obligations set forth in Section 3 hereof would be likely to cause irreparable injury to Cisco and would result in damage to Cisco's business for which there is no adequate remedy at law. Accordingly, in the event that Cisco reasonably believes that such a breach has occurred or is about to occur, it may apply for appropriate injunctive relief from a court of competent jurisdiction, and may do so without necessity of bond or surety.

6.       CONFIDENTIAL INFORMATION.





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                  The Mutual Non-Disclosure Agreement executed by the Parties on or about December 29, 1999 and attached as Exhibit D hereto is hereby incorporated herein as if fully set forth and shall govern the actions of the Parties with respect to Confidential Information relating to the Alliance. The Parties agree that the terms and conditions of this Alliance Agreement shall be Confidential Information subject to the Mutual Non-Disclosure Agreement. Each Party shall obtain the other Party's written consent prior to any publication, advertisement, presentation, public announcement or press release concerning the terms and conditions of this Alliance Agreement.

7.       NONSOLICITATION.

         7.1 Notification...During the term of this Alliance Agreement, each Party will make a good faith effort to notify the other Party in the event that it forms an intention to make an offer of employment to a senior level employee of the other Party, which, in the case of Cisco, shall mean a person in the position of Director or above and, in the case of KPMG, shall mean a person in the position of Senior Manager or above.


         7.2 No-Raid Prior to Termination...During the term of this Alliance Agreement, each Party agrees that it will not make a concerted effort to hire a significant portion of the employees from any discrete practice group or business unit of the other Party; provided however, that the Parties agree that this obligation shall not survive termination, for any reason, of this Alliance Agreement.

8.       TERM AND TERMINATION.

     8.1 Term of Alliance Agreement. This Alliance Agreement shall be effective upon the Effective Date and shall remain in force for a period of five (5) years thereafter, unless terminated sooner by (i) the terms of this Alliance Agreement or (ii) the mutual agreement of the Parties. The term may be extended as mutually agreed upon by the Parties in writing.

     8.2 Termination for Cause. Either Party may terminate the Alliance Agreement and the Specific Agreements immediately by delivering written notice to the other Party upon the occurrence of any of the following events:

         (a) Insolvency Event. If, with respect to the other Party, (i) a receiver is appointed for such Party or its property; (ii) such Party makes a general assignment for the benefit of its creditors; (iii) such Party commences, or has commenced against it, proceedings under any bankruptcy, insolvency or debtor's relief law, which proceedings are not dismissed within sixty (60) days; or (iv) such party is liquidated or dissolved;

         (b) Default Event. If the other Party violates any material covenant, agreement, representation or warranty contained in this Alliance Agreement or defaults or fails to perform any of its material obligations or agreements hereunder, which violation, default or failure of the non-breaching Party is not cured within thirty (30) days after notice

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thereof from the non-breaching Party stating its intent to terminate
(collectively, a "Termination Dispute") provided that the violation, default or failure has been escalated through the procedures set forth in Section 5.3 and, if appropriate, the mediation procedures in accordance with the terms of Section 10.1, and remains unresolved; or

         (c) Change of Control Event. If the other Party accepts an "Acquisition Proposal" as defined in Section 2.5 of the Investor Rights Agreement.

         8.3 Termination Upon Termination of Stock Purchase Agreement. If the Stock Purchase Agreement is terminated by any Party thereto for any reason in accordance with its terms or if the exclusivity provision of Section 3 hereof is terminated or excused pursuant to the Stock Purchase Agreement, this Alliance Agreement shall terminate.

         8.4 Scope of Termination and Survival of Rights and Obligations Upon Expiration or Termination.

         (a) Unless otherwise agreed by both Parties, any termination hereunder shall apply equally to the Alliance and this Alliance Agreement; provided, however, Sections 1,6, 8.4, 9, 10.2, 11, 12.3, 12.13, 12.14 and 12.15 of this
Alliance Agreement shall survive such termination or expiration. Upon termination or expiration termination of this Alliance Agreement for any reason, or upon termination of a Specific Agreement, and except as may be specified in a Specific Agreement, each Party shall return to the other Party all of the other Party's Confidential Information and property in accordance with this Alliance Agreement and any agreement collateral to this Alliance Agreement.

         9. LIMITATION OF LIABILITY FOR CONSEQUENTIAL DAMAGES.

         9.1 EXCEPT WITH RESPECT TO CLAIMS OR CAUSES OF ACTION FOR BREACH OF THE EXCLUSIVITY OBLIGATIONS UNDER THIS ALLIANCE AGREEMENT, IN NO EVENT SHALL KPMG OR CISCO BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS, OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF THE PARTIES HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

         9.2 NOTWITHSTANDING ANY PROVISION IN SECTION 9.1 TO THE CONTRARY, NO PARTY SHALL BE REQUIRED TO PAY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS, OR LOST DATA OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF THE PARTIES HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, IN AN AMOUNT IN EXCESS OF ONE BILLION ($1,000,000,000) DOLLARS.

10.      MEDIATION, GOVERNING LAW AND FORUM.




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10.1 Mediation. Subject to Section 5.3.5, both Parties agree that any claims or disputes that cannot be resolved by the dispute resolution process described in
Section 5.3 shall be submitted to non-binding mediation prior to institution of any formal legal process. Costs of mediation shall be shared equally, and the parties will use their best efforts to engage a mediator and complete the mediation process within thirty (30) days after completion of the dispute resolution process set forth in Section 5.3. In the event of a dispute between the parties concerning confidentiality or intellectual property rights, the parties are free to seek whatever legal remedies are available.

10.2 Governing Law and Forum. California law shall govern the provisions of this Alliance Agreement and the Specific Agreements, and the parties agree to submit to the jurisdiction of California courts. The parties specifically disclaim the U.N. Convention on Contracts for the International Sale of Goods.

11. INDEMNIFICATION.

11.1 Indemnity. Each Party shall defend, indemnify and hold harmless the other, its affiliates and their respective officers, directors, partners, principals, employees, and agents and their respective successors and assigns from and against any and all claims, losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys' fees), including without limitation, those based on contract or tort, arising out of or in connection with a claim, suit or proceeding brought by a third party based upon (i) bodily injury (including death) or damage to tangible personal property (not including lost data) arising from the negligent or intentional acts or omissions of the indemnifying Party or its subcontractors, or the officers, directors, partners, principals, employees, agents, successors and assigns of any of them, or (ii) assertions under worker's compensation or similar laws made by persons furnished by the indemnifying Party. In the event that the indemnified Party's concurrent negligent or intentional acts or omissions contributed to cause the injury or damage for which a claim of indemnity is being asserted against the indemnifying Party hereunder, the damages shall be allocated between the indemnified Party and the indemnifying Party in such proportion as appropriately reflects the relative fault of the two parties, or their subcontractors, or the officers, directors, partners, principals, employees, agents, successors and assigns of any of them, and the liability of the indemnifying Party shall be proportionately reduced.

11.2 Conditions. The foregoing indemnification obligations are conditioned upon the indemnified Party promptly notifying the indemnifying Party in writing of the claim, suit or proceeding for which the indemnifying Party is obligated under this Section 11.2, cooperating with, assisting and providing information to, the indemnifying Party as reasonably required, and granting the indemnifying Party the exclusive right to defend or settle such claim, suit or proceeding.

12. GENERAL.

12.1 Insurance. The provisions in this Section apply with respect to all insurance that is required to be maintained by a Party pursuant to the terms of this Alliance Agreement. Such insurance shall be maintained with insurance companies with an A.M.





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Best's Insurance Rating of A-:VIII or better. Each Party shall give the other
Party thirty (30) days prior written notice of cancellation, nonrenewal or adverse material change in such insurance if it no longer complies with any of the requirements set forth in this Alliance Agreement. If any policy of insurance required to be maintained by a Party pursuant to this Alliance Agreement is canceled or nonrenewed, that Party shall promptly replace the policy with a substantially similar policy from an insurer with an A.M. Best's Insurance Rating of A-:VIII or better, provided that either Party may provide a notice of self insurance, and that Party will provide evidence of same to the other Party. If requested by a Party, the other Party shall supply current certificates of insurance evidencing that the insurance required to be maintained pursuant to this Alliance Agreement is in force, provided that nothing in this Section 12.1 shall prohibit either Party from providing any or all of the insurance coverages required on a self-insured basis.

12.2 Notice. All notices required or permitted to be given under this Alliance Agreement or any Specific Agreement to any Party shall be in writing and shall be deemed given upon delivery (by the other Party or overnight delivery service) or acknowledgment of facsimile transmission or three (3) days after mailing if sent by certified mail, return receipt requested, all postage and registration or certification fees prepaid and addressed as set forth on the signature page of this Alliance Agreement.

12.3 Severability. If any provision of this Alliance Agreement or any Specific Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then the remaining provisions shall nevertheless remain in full force and effect, and the parties shall negotiate in good-faith a substitute valid and enforceable provision which most nearly effects the Parties' intent in entering into the Alliance Agreement or any Specific Agreement.

12.4 Headings. The captions and headings used in this Alliance Agreement and the Specific Agreements are for convenience of reference only and are not to be construed in any way as material terms or be used to interpret the provisions of such agreement.

12.5 Force Majeure. Except for the obligation to pay moneys due and owing, neither Party shall be liable for any delay or failure in performance due to events outside the defaulting Party's reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, riots, war, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control. The obligations and rights of the excused Party shall be extended on a day to day basis for the time period equal to the period of the excusable delay.

12.6 Exhibits. Each Exhibit referred to in this Alliance Agreement or any Specific Agreement is incorporated in full in such agreement wherever reference to it is made.

12.7 Assignment. Except as otherwise provided in this Section 12.7, neither Party may assign its rights or delegate its obligations under the Alliance Agreement or any Specific Agreement, either in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other Party. KPMG may, upon the consummation of the





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transactions contemplated by that certain Separation Agreement between KPMG,
KPMG, LLC and KPMG Consulting, Inc., substitute either KPMG, LLC or KPMG Consulting, Inc. for KPMG hereunder. In the event of such substitution, KPMG shall be released and relieved of any and all rights and obligations hereunder and all references in this Alliance Agreement to KPMG shall be deemed to be solely to refer to KPMG, LLC or KPMG Consulting, Inc. as the case may be. The rights and liabilities of the parties under the Alliance Agreement and the Specific Agreements shall bind and inure to the benefit of the parties' respective successors and permitted assigns.

12.8 Waiver and Modification. Failure by either Party to enforce any provision of the Alliance Agreement or a Specific Agreement shall not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of such Agreement shall be effective only if in writing and signed by the Parties.

12.9 Entire Agreement. This Alliance Agreement including all exhibits, attachments, supplements and addenda of such agreements, constitute the entire agreement between the Parties with respect to its subject matters. This Alliance Agreement and the Specific Agreements supersede and replace all prior and other contemporaneous understandings or agreements, written or oral, regarding the specific subject matter of the Alliance Agreement.

12.10 Counterparts. This Alliance Agreement may be executed in multiple counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

12.11 Expenses. Each Party shall be responsible for all of its respective costs, expenses and liabilities incurred by it in performing its obligations under the Alliance Agreement and any Specific Agreements, unless otherwise set forth in a Specific Agreement.

12.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of any confidentiality or proprietary rights provision of this Alliance Agreement or any Specific Agreement may cause the non-breaching Party irreparable damage, for which the award of damages would not be adequate compensation. Consequently, the non-breaching Party may institute an action to enjoin the breaching Party from any and all acts in violation of those provisions, which remedy shall be cumulative and not exclusive, and a Party may seek the entry of an injunction enjoining any breach or threatened breach of those provisions, in addition to any other relief to which the non-breaching Party may be entitled at law or in equity.

12.13 Import. Each Party shall provide all information under its control which is necessary or useful for the other Party to obtain any import licenses required for a Party to receive the other Party's property including, but not limited to, certificates of origin (NAFTA, etc.), manufacturer's affidavits, Buy America qualification, and U.S. Federal Communications Commissions identifier, if applicable. This information is to be provided within ten (10) business days of a Party's request.





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12.14 Export. KPMG hereby acknowledges that the products and technology or direct products thereof ("Products And Technology"), supplied by Cisco hereunder are subject to export controls under the laws and regulations of the United States. Cisco and KPMG shall comply with such laws and regulations and agree not to export, re-export or transfer Products And Technology without first obtaining all required U.S. Government authorizations or licenses. Cisco and KPMG each agree to provide the other such information and assistance as may reasonably be required by the other in connection with securing such authorizations or licenses, and to take timely action to obtain all required support documents. The obligations of Cisco and KPMG under this clause shall survive the expiration or termination of this Alliance Agreement.

12.15    Compliance with Laws.

         (a) KPMG shall comply with all standards that Cisco has placarded on the products and shall comply with all laws and regulations applicable to the manufacture of the products, not including non-mandatory standards body recommendations. Cisco shall not be responsible for noncompliance with laws arising out of combination, operation or use of the products with products not supplied by Cisco where use of the products without such combination, operation or use would be in compliance with such laws. In the event of any third party claim against KPMG relating to the foregoing, Cisco shall provide reasonable information and assistance in the resolution of the claim.

         (b) Each Party shall obtain all licenses, permits and approvals required by any government and shall comply with all applicable laws, rules, policies and procedures including requirements applicable to the use of products under telecommunications and other laws and regulations, of any government as may be required for each Party to comply with its obligations under this Alliance Agreement (collectively "Applicable Laws"). Each Party will indemnify and hold the other Party, its officers, directors, partners, principals, employees and agents harmless for any violations of any Applicable Laws. Each Party hereby represents and warrants that: (i) it shall comply with all Applicable Laws; (ii) this Alliance Agreement and the Specific Agreements and each of their terms are in full conformance and in compliance with such laws; and (iii) it shall not act in any fashion or take any action or permit or authorize any action which will render the other Party liable for a violation of the U.S. Foreign Corrupt Practices Act, of 1977 (15 USC ss.78dd et. seq.), as amended. Each Party shall use reasonable efforts to regularly and continuously inform the other Party of any requirements of, and cooperate in the event either Party becomes involved in any challenges relating to the laws, statutes, ordinances, governmental authorities directly or indirectly affecting Alliance Agreement, the manufacture, sale, use and distribution of products, or each Party's trade name, trademarks or other commercial, industrial or intellectual property interests, including, but not limited to, certification of the products from the proper authorities in the territory.


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IN WITNESS WHEREOF, authorized representatives of the Parties have executed this
Alliance Agreement as of the date and year first above written.


CISCO SYSTEMS, INC.                            KPMG LLP

By: /s/ John T. Chambers                       By:  /s/ Stephen G. Butler
    --------------------------------------         ----------------------------
Name:   John T. Chambers                       Name:  Stephen G. Butler
     -------------------------------------          ---------------------------
Title: President & Chief Executive Officer     Title: Chairman
      ------------------------------------           --------------------------
Address: 170 West Tasman Drive                 Address: 345 Park Avenue
        ----------------------------------             ------------------------
         San Jose, CA  95134                            New York, NY 10154
        ----------------------------------             ------------------------


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                                TABLE OF EXHIBITS


EXHIBIT A    RESOURCE ALLOCATION SCHEDULE
EXHIBIT B    TRAINING MATERIALS
EXHIBIT C    ALLIANCE TEAM MANAGEMENT
EXHIBIT D    NONDISCLOSURE AGREEMENT
EXHIBIT E    BIDS FOR WHICH KPMG HAS CAPABILITY AS REFERENCED IN SECTION 3.1.3
EXHIBIT F    EXISTING KPMG OPPORTUNITIES GRANDFATHERED PURSUANT TO SECTION 3.3.1
EXHIBIT G    CISCO MARKET STRATEGY FOR CISCO ECOSYSTEM PROGRAM




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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


6                                   EXHIBIT A

 6                        RESOURCE ALLOCATION SCHEDULE

I. Regional And Skill Allocation And Schedule For Consulting Professionals And Cisco Literate Consultants.


A.   REGIONAL ALLOCATION.

     By December 31, 2000, KPMG shall have allocated the 4000 Cisco Literate Consultants to the following regions in the following percentages:

                  REGION            PERCENTAGE OF 4000
                  North America             ***%
                  Latin America             ***%
                  EMEA                      ***%
                  ASIA                      ***%

     B. SCHEDULE FOR DEPLOYMENT OF CONSULTING PROFESSIONALS AND CISCO LITERATE CONSULTANTS.

     KPMG shall have the following number of Consulting Professionals and Cisco Literate Consultants on the following dates:

1.                      DATE                   NUMBER AND TYPE OF CONSULTANT


                  March 31, 2000               1400 Consulting Professionals
                  June 30, 2000                2300 Consulting Professionals
                  September 30, 2000           3200 Consulting Professionals
                  December 31, 2000            4000 Cisco Literate Consultants

     C. SKILL ALLOCATION OF CISCO LITERATE CONSULTANTS.

     1. The skill allocation of the Cisco Literate Consultants as of December 21, 2000 shall be distributed according to the following specialties in the following percentages:

        SKILL                     PERCENTAGE OF 4000

        Enterprise Consultants             ***%
        SP Consultants                     ***%
        Cisco Certified                    ***%

Individuals who may complete requirements in more than one category can only be counted once.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     2. The Enterprise Consultants and SP Consultants identified in Section I.C.1. of this Exhibit A shall hold Cisco certifications in the areas of support and design in ratios to be determined by Cisco. KPMG shall provide Cisco with updated records on a periodic basis of all current KPMG staff holding Cisco certifications, including which certification each individual holds. All Enterprise Consultants and SP Consultants will have been trained on Cisco solutions for the Enterprise Market and the Service Provider Markets.

     3. A minimum of 10% of Cisco Literate Consultants shall be Cisco-Certified Network Integrators. The distribution of these Cisco Certified Network Integrators among other Cisco certification levels, which include Cisco Certified Internetworking Expert ("CCIE"), Cisco Certified Networking Professional ("CCNP"), Cisco Certified Design Professional ("CCDP") and Cisco Certified Network Associate ("CCNA") shall, assuming no change in the total number of Cisco Literate Consultants required hereby, be as follows:

        CISCO CERTIFICATION                NUMBER OF CONSULTANTS

        CCIE                                   40 Consultants
        CCNP and CCDP (collectively)          250 Consultants
        CCNA                                  110 Consultants

1.   II. "Cisco Literate" Definition.


     Cisco Literate Consultant means a person directly employed by KPMG, any entity which is a member of KPMG International, any other entity that has the right to use the name "KPMG", any other entity over which KPMG has actual control or any other entity in which KPMG has the ability to direct the deployment of such person, in a consulting capacity in one of the following areas:

 .    Cisco Certified Professionals

Obtained one of the levels of Cisco Certification specified in Section I.C.3. above and assigned to any practice to provide network engineering services to either Enterprise Market or Service Provider Market clients.

 .    Service Provider Practice

Attended training on Service Provider Market Fundamentals and be on track to complete the training relevant to their job function. These individuals will be focused at the Service Provider Market . Skills of such individuals may include project management, OSS/BSS integration, business development and technical or network integration

 .    Enterprise  Practice

Attended training in Cisco ATG products such as Geotel, Webline, etc or completed training appropriate to their job in co-branded solutions as defined by the Cisco solution development

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


manager responsible for the development and deployment of each solution and be on track to complete the training relevant to the job function.

Training may include business development, best practices and ISV technologies such as Ariba, Broadvision, Extricity, etc.

Individuals who may complete requirements in more than one category can only be counted once. It is expected that these 1,400 consulting professionals are prepared to deploy solutions to Cisco customers by March 31, 2000 with the total of 4,000 hired and trained by January 1, 2001. To address Cisco customer requirements it is anticipated that these 4,000 professionals will be assigned as per the following minimum requirements (The parties agree that these percentages will apply to the 4000 Cisco Literate Consultants, but not to the 4,000 Cisco Literate Consultants described in Section I.C.3. above.):

Cisco Certified Professionals        10%
Service Provider Practice            50%
Enterprise Solutions Delivery        25%

The additional 15% will be applied as needed by market demand. The defined minimum allocation must be reached by December 31, 2000, with KPMG demonstrating progress to reach that number commencing with the execution of the Alliance Agreement. The mix of consulting professionals may be adjusted as provided in
Section 4.9 of the Alliance Agreement.

Cisco has the right to audit the list of trained professionals (consulting professionals and Cisco Literate Consultants) at its discretion.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    EXHIBIT B

                               TRAINING MATERIALS

The price to KPMG for the Cisco Service Provider Market Fundamentals and Cisco Service Provider Service Fundamentals courses shall be as follows:

# USERS           LIST PRICE        DISCOUNTED       NET COST
                                    LIST PRICE

4000              $***              $***             $***
2000              $***              $***             $***
1000              $***              $***             $***

The following terms apply:

The 4000 user price is for a 2 year license or 4000 users whichever occurs first. The 2000 user price is for a 1 year license or 2000 users whichever occurs first. The 1000 user price is for a 1 year license or 1000 users whichever occurs first.

All prices are payable up front for these heavily discounted prices to apply.

Instructor Led Training:

***% ***
***% ***
                                        >

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    EXHIBIT C

                            ALLIANCE MANAGEMENT TEAM


                        Territorial Executives--Level One


           KPMG:

           Equivalent KPMG executives assigned to Cisco sales area
           Vice President

           Cisco:

           Respective Sales Area Vice Presidents


1.   Territorial Executives--Level Two


           KPMG and Cisco:

           Regional executives responsible EMEA, Asia-Pacific, Americas


                             Responsible Executives


           Service Provider Market:
           -----------------------

           Brad Schwartz for KPMG

           Todd Murray for Cisco


           Enterprise Market:
           -----------------
           Deborah Mazon for KPMG

           Sue Bostrom for Cisco


                               Executive Sponsors


           Rod McGeary for KPMG

           Doug Allred for Cisco.



 .    CEOs


Rod McGeary for KPMG
John Chambers for Cisco

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    EXHIBIT D

                             NONDISCLOSURE AGREEMENT
o

[CISCO LOGO]

  CISCO SYSTEMS, INC. MASTER MUTUAL NON-DISCLOSURE AGREEMENT (WITH SUPPLEMENTS)

This Non-Disclosure Agreement ("Master NDA") is entered into as of the date last written below between Cisco Systems, Inc. a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California 95134-1706 (and its wholly owned subsidiaries), ("Cisco") and KPMG LLP, a Delaware limited liability partnership having its principal place of business at 3 Chestnut Ridge Road, Montvale, New Jersey 07645.

     Whereas, the parties desire to create a Master NDA upon the following terms and conditions, which the parties can use for particular disclosures of Confidential Information for particular Purposes by completing and executing the Supplement(s) attached and without renegotiating the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Master NDA and the disclosure of Confidential Information to each other, the parties to this Master NDA agree as follows:

1. DEFINITION OF CONFIDENTIAL INFORMATION. "Confidential Information" means the terms and conditions of this Master NDA, the existence of the discussions between the parties, the information described in the Supplement(s) attached hereto as Confidential Information, and any other information concerning the Purpose described in the Supplement(s), including but not limited to, information regarding each Party's product plans, product designs, product costs, product prices, finances, marketing plans, business opportunities, personnel, research and development activities, know-how and pre-release products; provided that information disclosed by the disclosing Party ("Disclosing Party") in written or other tangible form will be considered Confidential Information by the receiving party ("Receiving Party") only if such information is conspicuously designated as "Confidential," "Proprietary" or a similar legend. Information disclosed orally shall only be considered Confidential Information if: (i) identified as confidential, proprietary or the like at the time of disclosure, and (ii) confirmed in writing within thirty (30) days of disclosure. Confidential Information disclosed to the Receiving Party by any affiliate or agent of the Disclosing Party is subject to this Master NDA.

2. SUPPLEMENT. The Confidential Information to be disclosed and the Purpose of such a disclosure shall be set forth in a Supplement in the form attached hereto as Exhibit A, which, when completed and executed by the parties shall be incorporated herein by reference.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


3. SOURCE CODE SHOULD NOT BE DISCLOSED HEREUNDER. This Master NDA does not contemplate the disclosure of source code and shall not be used for disclosures involving source code. Disclosures of Cisco's source code shall only be done pursuant to an appropriate Cisco Source Code Non-Disclosure Form.

4. DESCRIPTION. The Confidential Information to be disclosed under this Master NDA shall be described in the Supplement.

5. PURPOSE. The Receiving Party may use the Confidential Information solely for the Purpose described in the Supplement.

6. DISCLOSURE. The Receiving Party shall not disclose the Confidential Information to any third party other than employees and contractors of the Receiving Party who have a need to have access to and knowledge of the Confidential Information solely for the Purpose authorized above. The Receiving Party shall have entered into non-disclosure agreements with such employees and contractors having obligations of confidentiality as strict as those herein prior to disclosure to such employees and contractors to assure against unauthorized use or disclosure. If the terms of any agreement involving the parties is deemed to be Confidential Information, then, notwithstanding any contrary provision of this Master NDA, the Receiving Party may disclose such terms (i) to accountants, attorneys and other professionals bound by similar confidentiality obligations providing services to such party to the extent that such professionals are notified of the confidential nature of such terms, and
(ii) to the extent required under securities or other applicable laws; provided, however, that in any other circumstance where KPMG wants to disclose the terms of the Alliance Agreement executed by the Parties on December 29, 1999 to a third party for a business purpose, KPMG shall notify Cisco and obtain Cisco's consent, which consent shall not be unreasonably withheld.

7. EXCEPTIONS TO CONFIDENTIAL INFORMATION. The Receiving Party shall have no obligation with respect to information which (i) was rightfully in possession of or known to the Receiving Party without any obligation of confidentiality prior to receiving it from the Disclosing Party; (ii) is, or subsequently becomes, legally and publicly available without breach of this Master NDA; (iii) is rightfully obtained by the Receiving Party from a source other than the Disclosing Party without any obligation of confidentiality; (iv) is developed by or for the Receiving Party without use of the Confidential Information and such independent development can be shown by documentary evidence; (v) becomes available to the Receiving Party by wholly lawful inspection or analysis of products offered for sale; and (vi) is transmitted by a party after receiving written notification from the other party that it does not desire to receive any further Confidential Information. Further, the Receiving Party may disclose Confidential Information pursuant to a valid order issued by a court or government agency, provided that the Receiving Party provides the Disclosing
Party: (a) prior written notice of such obligation; and (b) the opportunity to oppose such disclosure or obtain a protective order.

8. RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION. Upon written demand by the Disclosing Party, the Receiving Party shall: (i) cease using the Confidential Information, (ii) return the Confidential Information and all copies, notes or extracts thereof to the Disclosing Party within seven (7) days of receipt of demand; and (iii) upon request of the Disclosing Party, certify in writing that the Receiving Party has complied with the obligations set

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


forth in this paragraph; provided, however, that during the term of the Alliance Agreement executed by the Parties on December 29, 1999 a Receiving Party shall be entitled to retain the Confidential Information of the Disclosing Party to the extent necessary for such Receiving Party to perform its obligations under such Alliance Agreement.

9. INDEPENDENT DEVELOPMENT AND RESIDUALS. The terms of confidentiality under this Master NDA shall not be construed to limit either party's right to develop independently or acquire products without use of the other party's Confidential Information. The Disclosing Party acknowledges that the Receiving Party may currently or in the future be developing information internally, or receiving information from other parties, that is similar to the Confidential Information. Accordingly, nothing in this Master NDA will prohibit the Receiving Party from developing or having developed for it products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information provided that the Receiving Party does not violate any of its obligations under this Master NDA in connection with such development. Further, subject to Section 10, either party shall be free to use for any purpose the 'residuals,' provided that such party shall not use in any manner information that is considered Confidential Information under this Agreement and shall maintain the confidentiality of the Confidential Information as provided herein. The term 'residuals' means ideas, concepts, know-how or techniques that may be generated, developed or conceived by the Receiving Party in connection with reviewing the Confidential Information and in no circumstance shall 'residuals' be deemed to include Confidential Information. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals.

10. NO LICENSES. Each party shall retain all right, title and interest to such party's Confidential Information. No license under any trademark, patent or copyright, or application for same which are now or thereafter may be obtained by such party is either granted or implied by the disclosure of Confidential Information.

11. DISCLAIMER. CONFIDENTIAL INFORMATION IS PROVIDED "AS IS" WITH ALL FAULTS. IN NO EVENT SHALL THE DISCLOSING PARTY BE LIABLE FOR THE ACCURACY OR COMPLETENESS OF THE CONFIDENTIAL INFORMATION.

None of the Confidential Information disclosed by the parties constitutes any representation, warranty, assurance, guarantee or inducement by either party to the other with respect to the infringement of trademarks, patents, copyrights, any right of privacy, or any rights of third persons.

12. EXPORT. The parties acknowledge that the Confidential Information disclosed by each of them under this Master NDA may be subject to export controls under the laws of the United States. Each party shall comply with such laws and agrees not to knowingly export, re-export or transfer Confidential Information of the other party without first obtaining all required United States authorizations or licenses.

13. TERM. This Master NDA shall continue from the date last written below until terminated by either party by giving thirty (30) days written notice to the other party of its intent to

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


terminate this Master NDA. Notwithstanding such termination, the obligations of the Receiving Party concerning confidentiality shall terminate five (5) years following receipt of the Confidential Information.

14. GENERAL. Each party acknowledges that monetary remedies may be inadequate to protect Confidential Information and that injunctive relief may be appropriate to protect such Confidential Information.

The Receiving Party shall not reverse-engineer, decompile, or disassemble any software disclosed to it under this Master NDA and shall not remove, overprint or deface any notice of confidentiality, copyright, trademark, logo, legend or other notices of ownership or confidentiality from any originals or copies of Confidential Information it obtains from the Disclosing Party.

The parties hereto are independent contractors. Neither this Master NDA nor any right granted hereunder shall be assignable or otherwise transferable.

If any term of this Master NDA shall be held to be illegal or unenforceable by a court of competent jurisdiction, the remaining terms shall remain in full force and effect.

This Master NDA may be modified only by a writing signed by both parties.

This Master NDA shall be construed in accordance with the laws of the State of California.

15. RESERVATION. EACH PARTY HERETO RESERVES THE RIGHT REFUSE TO EXECUTE A SUPPLEMENT AND TO REQUIRE THE EXECUTION OF A NON-DISCLOSURE AGREEMENT ON DIFFERENT OR ADDITIONAL TERMS SHOULD THE BUSINESS NEEDS OF THAT PARTY SO REQUIRE.

16. ENTIRE AGREEMENT. This Master NDA, including all Supplements completed and executed by the parties, represents the entire agreement of the parties hereto pertaining to the subject matter of this Master NDA, and supersedes any and all prior oral discussions and/or written correspondence or agreements between the parties with respect thereto.

IN WITNESS WHEREOF, the parties have executed this Master NDA as of the date last written below.


CISCO SYSTEMS, INC.                     KPMG LLP

By                                      By
   ----------------------------------      -------------------------------------

Name                                    Name
    ---------------------------------       ------------------------------------

Title                                   Title
    ---------------------------------        -----------------------------------

Date                                    Date
    ---------------------------------        -----------------------------------

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    EXHIBIT A


  SUPPLEMENT TO MASTER NON-DISCLOSURE AGREEMENT BETWEEN CISCO SYSTEMS, INC. AND


                                    KPMG LLP

This Supplement to the Master Non-Disclosure Agreement is entered into by and between Cisco Systems, Inc. ("Cisco") and KPMG,LLP, with an Effective Date of December 29, 1999 ("Supplement NDA").

1. The Confidential Information disclosed hereunder shall be governed by the terms and conditions of the Master NDA.

2. DESCRIPTION OF CONFIDENTIAL INFORMATION: The Confidential Information to be disclosed under this Supplement is described as follows:

Cisco Confidential Information:
                               -------------------------------------------------

KPMG's Confidential  Information:
                                 -----------------------------------------------

3. PURPOSE. The Receiving Party may use the Confidential Information disclosed pursuant to this Supplement solely for the Purpose of:

Cisco:
      --------------------------------------------------------------------------

-----:--------------------------------------------------------------------------

4. This Supplement is incorporated by reference into the Master NDA and made a part thereof, and the terms and conditions of such Master NDA shall become effective with regard to the Confidential Information identified herein upon the Effective Date shown above.

CISCO SYSTEMS, INC.                     KPMG, LLP

By:                                     By:
   ---------------------------------       ------------------------------------

Title:                                  Title:
     -------------------------------         ----------------------------------

Date:                                   Date:
     -------------------------------         ----------------------------------

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               .   EXHIBIT E



               .   KPMG CONSULTING CAPABILITIES FOR BIDS AS REFERENCED IN
                                       SECTION 3.1.3


The following represents the major consulting capabilities and service offerings as of December 1999.

1.         E-BUSINESS CO-BRANDED (with Cisco) Solution Offerings:

1A.        E-Business

 .    Available
     >>    Internet Commerce (HT)
     >>    Workforce Optimization
     >>    R2I
     >>    Supply Chain (HT)

 .    In Development
     >>    1:1 Marketing
     >>    eStrategy w/Net Readiness
     >>    eContact Center
     >>    eProcurement (Arriba)

           .   1B.  Network Engineering


 .    Available

           >>    EI Strategy

           >>    Readiness Review
           >>    Architecture & Design
           >>    Selection & Contract Negotiations
           >>    IT Transformation
           >>    Messaging
           >>    IV&V (Assessment)
           >>    EI Technology Management
           >>    Web Hosting Infrastructure


2.   SERVICE PROVIDER Unique Solution Offerings:

2A.  E-Business - Service Provider

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


 .    Available

           >>    EStrategy & New World Service Strategy

           >>    OSS/BSS Integration
           >>    New World Configure-to-fit Reference Architecture
                 .   1-2-1 Marketing & SFA
                 .   Billing & Customer Care
                 .   Order Management & Product Configuration
                 .   Service Assurance
                 .   Network Element Management
                 .   Network Provisioning & Mediation
           >>    Local Access Interconnect Testing
 .    In Development

           >>    Next Generation OSS/BSS

                 .   DSL
                 .   Cable
                 .   VPN
                 .   Hosting
           >>    Digital Asset Management

2B.  Network Engineering - Service Provider

 .    Available

           >>    Strategy

           >>    Architecture & Design
           >>    NOC Design & Implementation
           >>    Network Engineering
                 .   DSL
                 .   ATM/Frame
                 .   VPN
           >>    CSRC Integration
           >>    Network Performance Management
           >>    Network Management & Operations
           >>    SLA/Performance Assurance
           >>    Web Hosting Infrastructure
           >>    Network Implementation

 .    In Development
           >>    Network Engineering

                 .   VOX

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                 .   Optical Switching
           >>    Security

3. The following 93 Consulting solutions are offered across these 6 broad industry groupings: Communications & Content, Financial Services, Health Care & Life Sciences, Public Services (State & Local Government, Federal Services, Higher Education), High Tech, and Consumer & Industrial Markets:


-----------------------------------------------------------------------------------------------------------------------
PRODUCT                        2. Service Offering            SUB-SERVICE OFFERING
-----------------------------------------------------------------------------------------------------------------------
END TO END SOLUTIONS:
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Customer Management (3A)       CUSTOMER MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
                                                              Sales Force Automation (01)
-----------------------------------------------------------------------------------------------------------------------
                                                              Customer Service (02)
-----------------------------------------------------------------------------------------------------------------------
                                                              Marketing (03)
-----------------------------------------------------------------------------------------------------------------------
                                                              Integrated Sales Marketing & Service (04)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Supply Chain (3B)              SUPPLY CHAIN
-----------------------------------------------------------------------------------------------------------------------
                                                              Purchasing (05)
-----------------------------------------------------------------------------------------------------------------------
                                                              Logistics (06)
-----------------------------------------------------------------------------------------------------------------------
                                                              Production (07)
-----------------------------------------------------------------------------------------------------------------------
                                                              Product Design (08)
-----------------------------------------------------------------------------------------------------------------------
                                                              Order Management (09)
-----------------------------------------------------------------------------------------------------------------------
                                                              e2e Supply Chain Solutions (10)
-----------------------------------------------------------------------------------------------------------------------
                                                              e2e Advanced Planning Solutions (11)
-----------------------------------------------------------------------------------------------------------------------
                                                              i2 (12)
-----------------------------------------------------------------------------------------------------------------------
                                                              Manugistics (13)
-----------------------------------------------------------------------------------------------------------------------
                                                              SAP APO (14)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
WC Finance (3C)                WC FINANCE
-----------------------------------------------------------------------------------------------------------------------
                                                              Financial Systems Solutions (15)
-----------------------------------------------------------------------------------------------------------------------
                                                              Transformation Planning & Management (16)
-----------------------------------------------------------------------------------------------------------------------
                                                              Best Practice Process Solutions (17)
-----------------------------------------------------------------------------------------------------------------------
                                                              Performance Management (18)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
WC HR (3D)                     WC HR
-----------------------------------------------------------------------------------------------------------------------
                                                              HR Transformation
-----------------------------------------------------------------------------------------------------------------------
                                                              People Solutions (20)
-----------------------------------------------------------------------------------------------------------------------
                                                              Application Integration Support (21)
-----------------------------------------------------------------------------------------------------------------------
                                                              eHR Solutions (97)
-----------------------------------------------------------------------------------------------------------------------
                                                              HR Shared Services (98)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Knowledge Management (3E)      KNOWLEDGE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


-----------------------------------------------------------------------------------------------------------------------
                                                              Knowledge Management (22)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
e-ENGINEERING SERVICES:
-----------------------------------------------------------------------------------------------------------------------
Packages (3F)                  BAAN
-----------------------------------------------------------------------------------------------------------------------
                                                              BAAN Enterprise Implementation (23)
-----------------------------------------------------------------------------------------------------------------------
                                                              BAAN General (24)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               ORACLE
-----------------------------------------------------------------------------------------------------------------------
                                                              Oracle (25)
-----------------------------------------------------------------------------------------------------------------------
                                                              Finance (26)
-----------------------------------------------------------------------------------------------------------------------
                                                              Enterprise (27)
-----------------------------------------------------------------------------------------------------------------------
                                                              Oracle CRM (28)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               PEOPLESOFT
-----------------------------------------------------------------------------------------------------------------------
                                                              PeopleSoft (29)
-----------------------------------------------------------------------------------------------------------------------
                                                              Finance (30)
-----------------------------------------------------------------------------------------------------------------------
                                                              Human Resources (31)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               SAP                            SAP (32)
-----------------------------------------------------------------------------------------------------------------------
                                                              Finance (33)
-----------------------------------------------------------------------------------------------------------------------
                                                              Manufacturing (34)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               PROPRIETARY
-----------------------------------------------------------------------------------------------------------------------
                                                              Proprietary (35)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               OTHER
-----------------------------------------------------------------------------------------------------------------------
                                                              Other Packages (36)
-----------------------------------------------------------------------------------------------------------------------
                                                              JD Edwards Enterprise Implement (37)
-----------------------------------------------------------------------------------------------------------------------
                                                              CVM Packages (38)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
e-INTEGRATION (3G)             DATA WAREHOUSING
-----------------------------------------------------------------------------------------------------------------------
                                                              Custom Development Services (39)
-----------------------------------------------------------------------------------------------------------------------
                                                              Solutions (40)
-----------------------------------------------------------------------------------------------------------------------
                                                              Center for Data Insight (41)
-----------------------------------------------------------------------------------------------------------------------
                                                              Client Mentoring Center (42)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               ELECTRONIC COMM.
-----------------------------------------------------------------------------------------------------------------------
                                                              EC/Entertainment and Education (43)
-----------------------------------------------------------------------------------------------------------------------
                                                              EC/Electronic Transaction Processing (44)
-----------------------------------------------------------------------------------------------------------------------
                                                              EC/Electronic Storefronts (45)
-----------------------------------------------------------------------------------------------------------------------
                                                              EC/Online Services and Info. Publishing (46)
-----------------------------------------------------------------------------------------------------------------------
                                                              EC/Extended Enterprises (Intranets, Extranets,
                                                              Groupware, Lotus Notes, Workflow Automation, etc.) (47)
-----------------------------------------------------------------------------------------------------------------------
                                                              EC/Electronic Financial Services (48)
-----------------------------------------------------------------------------------------------------------------------



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



-----------------------------------------------------------------------------------------------------------------------
                               ENTERPRISE INFRASTRUCTURE
-----------------------------------------------------------------------------------------------------------------------
                                                              Enterprise Infrastructure Assessment (49)
-----------------------------------------------------------------------------------------------------------------------
                                                              Enterprise Information Technology Mgmt. (50)
-----------------------------------------------------------------------------------------------------------------------
                                                              Enterprise Infrastructure Architecture (51)
-----------------------------------------------------------------------------------------------------------------------
                                                              Service Selection & Contract Negotiations Assist. (52)
-----------------------------------------------------------------------------------------------------------------------
                                                              Equipment Selection and Procurement (53)
-----------------------------------------------------------------------------------------------------------------------
                                                              IT Transformation (54)
-----------------------------------------------------------------------------------------------------------------------
                                                              Post Implementation Support (55)
-----------------------------------------------------------------------------------------------------------------------
                                                              Enterprise Messaging Services (56)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               IMAGING & DOC. MGMT.
-----------------------------------------------------------------------------------------------------------------------
                                                              Enterprise Document Management Strategies (57)
-----------------------------------------------------------------------------------------------------------------------
                                                              Requirements Definition (58)
-----------------------------------------------------------------------------------------------------------------------
                                                              Vendor Selection/Validation (59)
-----------------------------------------------------------------------------------------------------------------------
                                                              Systems Implementation (60)
-----------------------------------------------------------------------------------------------------------------------
                                                              Sustaining Support (61)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               LARGE SCALE SYS. INT.
-----------------------------------------------------------------------------------------------------------------------
                                                              Portfolio Assembly (62)
-----------------------------------------------------------------------------------------------------------------------
                                                              SI Other (63)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               WC INFO TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------------
                                                              IT Strategy (64)
-----------------------------------------------------------------------------------------------------------------------
                                                              Assessment/Benchmarking (65)
-----------------------------------------------------------------------------------------------------------------------
                                                              Outsourcing Advisory Services (66)
-----------------------------------------------------------------------------------------------------------------------
                                                              IT Transformation (67)
-----------------------------------------------------------------------------------------------------------------------
                                                              IT Integration (68)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               TRANSITION MGMT. SERVICES
-----------------------------------------------------------------------------------------------------------------------
                                                              Millennium Completion Services (69)
-----------------------------------------------------------------------------------------------------------------------
                                                              TMS Other (70)
-----------------------------------------------------------------------------------------------------------------------
                                                              European Monetary Union (99)
-----------------------------------------------------------------------------------------------------------------------
                                                              US Japanese Specialized Services (100)
-----------------------------------------------------------------------------------------------------------------------
                                                              E-Engineering (110)
-----------------------------------------------------------------------------------------------------------------------
                                                              Business Systems Integration (120)
-----------------------------------------------------------------------------------------------------------------------
                                                              Independent Project Reviews (130)
-----------------------------------------------------------------------------------------------------------------------
                                                              Technology Quality Services (140)
-----------------------------------------------------------------------------------------------------------------------
                                                              Enterprise Program Office/Project Office (150)
-----------------------------------------------------------------------------------------------------------------------
                                                              Pre-E Technology Readiness Services
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
E-Outsourcing (3H)             OUTSOURCING
-----------------------------------------------------------------------------------------------------------------------
                                                              Finance and Administration Outsourcing (71)
-----------------------------------------------------------------------------------------------------------------------


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



-----------------------------------------------------------------------------------------------------------------------
                                                              Human Resources Outsourcing (72)
-----------------------------------------------------------------------------------------------------------------------
                                                              Document Management Outsourcing (73)
-----------------------------------------------------------------------------------------------------------------------
                                                              General Outsourcing Advisory Services (74)
-----------------------------------------------------------------------------------------------------------------------
                                                              Apps Mgmt. Outsourcing Services (AMO) (75)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
E-Strategy (3J)                BUSINESS STRATEGY
-----------------------------------------------------------------------------------------------------------------------
                                                              Business Strategy and Analysis (76)
-----------------------------------------------------------------------------------------------------------------------
                                                              Organization and Functional Strategy (77)
-----------------------------------------------------------------------------------------------------------------------
                                                              Information and Technology Strategy (78)
-----------------------------------------------------------------------------------------------------------------------
                                                              EBT: Post Merger Integration (79)
-----------------------------------------------------------------------------------------------------------------------
                                                              EBT: Other (80)
-----------------------------------------------------------------------------------------------------------------------
                                                              KPMG Institute (81)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Operations (3K)                ABM
-----------------------------------------------------------------------------------------------------------------------
                                                              ABM (82)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               BPI
-----------------------------------------------------------------------------------------------------------------------
                                                              Performance Improvement (83)
-----------------------------------------------------------------------------------------------------------------------
                                                              Change Management (84)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               RISK MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
                                                              Market Risk (85)
-----------------------------------------------------------------------------------------------------------------------
                                                              Credit Risk (86)
-----------------------------------------------------------------------------------------------------------------------
                                                              Operational Risk (87)
-----------------------------------------------------------------------------------------------------------------------
                                                              Total Enterprise Risk Management (88)
-----------------------------------------------------------------------------------------------------------------------
                                                              Education (89)
-----------------------------------------------------------------------------------------------------------------------
                                                              Other (90)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               PROG./PROJ. MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
                                                              Program/Project Management (91)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               PACKAGE SELECTION
-----------------------------------------------------------------------------------------------------------------------
                                                              Package (92)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               WORLD CLASS BILLING
-----------------------------------------------------------------------------------------------------------------------
                                                              World Class Billing (93)
-----------------------------------------------------------------------------------------------------------------------


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    EXHIBIT F

       EXISTING KPMG OPPORTUNITIES GRANDFATHERED PURSUANT TO SECTION 3.3.1

(1) Joint Bid and Award with Lucent on Southwestern Bell National/Local Initiative. The project which is grandfathered pursuant section 3.3.1 of the Alliance Agreement includes only KPMG's billing and customer care, OSS interconnect, program management, system integration and testing services. KPMG agrees it will not bid on new work related to this Southwestern Bell National/Local in competition with Cisco.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    EXHIBIT G

                CISCO MARKET STRATEGY FOR CISCO ECOSYSTEM PROGRAM

The New World Ecosystem is an open and flexible program composed of Business Solution, OSS and Software Application Vendors, System Integration, Network Integration, Technology and Application Partners committed to working with Cisco to create integrated and profitable solutions for service providers and enterprise customers.

OVERVIEW SUMMARY

In recognition of the changing dynamics of the telecommunications and enterprise industries, Cisco has developed its New World Ecosystem. This is an open and flexible program comprised of industry partners committed to working with Cisco in creating profitable solutions for service provider and enterprise customers. The New World Ecosystem solutions will provide faster access to new markets and return on investments for service provider and enterprise customers by delivering competitive and differentiated services to the marketplace. The solutions offered by the New World Ecosystem are based on Cisco's application programming interface set, industry standards and packet technology.

Members of the New World Ecosystem will experience significant increases in interoperability through the developments that utilize existing open standards and Cisco's open architecture API set. Cisco complies with many of the international standards bodies, including the ITU (International Telecommunication Union) and the IETF (Internet Engineering Task Force). In addition, Cisco participates in many industry forums such as the ATM Forum, Frame Relay Forum, Optical Internetworking Forum, Multiservice Switching Forum and Telecommunications Management Forum. Cisco also works with a range of de-facto standards, such as Corba, Sun's Java, Microsoft's TAPI, and others. In addition to the technical advantages of joining Cisco's New World Ecosystem, a member of the new program will also benefit from development equipment, technology sharing, joint marketing, sales support, access to market development funds and Cisco's overall expertise in the marketplace.

VALUE PROPOSITION

FOR SERVICE PROVIDER AND ENTERPRISE CUSTOMERS:
The New World Ecosystem offers a truly open architecture with best-of-breed components based on standards that allow providers to rapidly deploy profitable new services and enhance competitive advantage, as well as allow non-service providers access to more value-added services. Service provider and enterprise customers are able to:

     .    integrate best-of-breed technologies
     .    differentiate their service portfolios or receive differentiated services
     .    create profitable new services or receive value-added new services
     .    accelerate time to market for new service introductions

FOR ECOSYSTEM PARTNERS:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


The New World Ecosystem offers the best market opportunity, platform support and cooperative sales engagement, unlike vertically-integrated competitors. Partners will be able to benefit from:

     . access to Cisco's expanding account base through joint marketing and sales initiatives

     . enhanced product inter-operability through engagement with Systems Integrators

     . product discount programme for Cisco equipment used for development or demo purposes

     .    qualified use of Cisco's New World Ecosystem logo

FOR CISCO FIELD SALES:
The New World Ecosystem enables sales cycle acceleration, resulting in pull-through of more Cisco product and service. The New World solutions enabled by the Ecosystem will enable account teams to:

     .    sell complete, end-to-end solutions

     . gain more account control through the provision of end-to-end solutions

     .    sell higher into accounts

FOR BU'S:
The New World Ecosystem provides faster, leveraged training, support and certification for developers, leading to increased platform share and sales.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                     AMENDMENT NO. 1 TO ALLIANCE AGREEMENT

     THIS AMENDMENT NO. 1 TO THE ALLIANCE AGREEMENT (this "Amendment"), effective as of December 1, 2000 (the "Effective Date"), is entered into between Cisco Systems, Inc., a California corporation ("Cisco"), and KPMG Consulting, LLC, a Delaware limited liability company ("KPMG"). For mutual consideration, the sufficiency of which is hereby acknowledged by the parties, the Alliance Agreement between the parties dated as of December 29, 1999 (the "Agreement") is hereby amended as set forth below.

1. In Section 4.4 entitled "Facilities and Infrastructure", delete the third sentence in its entirety and replace it with the following sentence:
     "Subject to Section 4.9, five of the Solution Centers will be staffed and operational no later than December 31, 2000; and the remaining Solution Center, which will be located in the Asia-Pacific region, will be staffed and operational not later than July 1, 2001.".

2. Delete, in its entirety, Exhibit A entitled "Resource Allocation Schedule", and replace such exhibit with the Revised Exhibit A attached to this Amendment. The parties agree that the attached, Revised Exhibit A to this Amendment, is an accurate representation of the mutually agreed upon, amended provisions of Exhibit A, including without limitation, a revised Resource Allocation Schedule which conforms to the requirements if Section
     4.1.1 of the Agreement. The Parties further agree that if the Parties fail to agree upon a calendar year 2001 global staffing plan ("CY01 Staffing Plan") by December 31, 2000, then this Section 2 of Amendment No. 1 shall not take effect.

3. General. This Amendment shall be effective for all purposes as of the Effective Date. The parties agree that all other provisions of the Agreement remain unchanged and continue in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof. In the event of a conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment effective as of the Effective Date.

                                        Cisco Systems, Inc.

                                        By       /s/ SIMON HAYES
                                           -------------------------------------

                                        Name     SIMON HAYES
                                             -----------------------------------

                                        Title    DIRECTOR, INTEGRATOR ALLIANCES
                                              ----------------------------------

                                        Date     12/11/00
                                             -----------------------------------


                                        KPMG Consulting, LLC


                                        By       /s/ DEBORAH EASTMAN
                                           -------------------------------------

                                        Name     DEBORAH EASTMAN
                                             -----------------------------------

                                        Title    SVP
                                              ----------------------------------

                                        Date     12/11/00
                                             -----------------------------------

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                      REVISED EXHIBIT A TO THIS AGREEMENT

RESOURCE ALLOCATION SCHEDULE

I. Regional And Skill Allocation And Schedule For Consulting Professionals And Cisco Literate Consultants.

By December 31, 2000 KPMG shall have allocated Cisco Literate Consultants as follows:

--------------------------------------------------------------------
Global Recruiting and Training                          Actual
--------------------------------------------------------------------
Cisco Literate (SP Fundamentals)                                 ***
                                                  ------------------
Enterprise Solutions                                             ***
                                                  ------------------
Cisco Certified Professionals (CCxx)                             ***
                                                  ------------------
To Be Determined                                                 ***
--------------------------------------------------------------------
Total                                                            ***
--------------------------------------------------------------------


--------------------------------------------------------------------
US Region                                               Actual
--------------------------------------------------------------------
Cisco Literate (SP Fundamentals)                                 ***
                                                  ------------------
Enterprise Solutions                                             ***
                                                  ------------------
Cisco Certified Professionals (CCxx)                             ***
                                                  ------------------
To Be Determined                                                 ***
--------------------------------------------------------------------
Total                                                            ***
--------------------------------------------------------------------


--------------------------------------------------------------------
Asia Pacific Region                                     Actual
--------------------------------------------------------------------
Cisco Literate (SP Fundamentals)                                 ***
                                                  ------------------
Enterprise Solutions                                             ***
                                                  ------------------
Cisco Certified Professionals (CCxx)                             ***
                                                  ------------------
To Be Determined                                                 ***
--------------------------------------------------------------------
Total                                                            ***
--------------------------------------------------------------------


--------------------------------------------------------------------
Latin American Region                                   Actual
--------------------------------------------------------------------
Cisco Literate (SP Fundamentals)                                 ***
                                                  ------------------
Enterprise Solutions                                             ***
                                                  ------------------
Cisco Certified Professionals (CCxx)                             ***
                                                  ------------------
To Be Determined                                                 ***
--------------------------------------------------------------------
Total                                                            ***
--------------------------------------------------------------------


--------------------------------------------------------------------
EMEA Region                                            Actual
--------------------------------------------------------------------
Cisco Literate (SP Fundamentals)                                 ***
                                                  ------------------
Enterprise Solutions                                             ***
                                                  ------------------
Cisco Certified Professionals (CCxx)                             ***
                                                  ------------------
To Be Determined                                                 ***
--------------------------------------------------------------------
Total                                                            ***
--------------------------------------------------------------------

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

On or before December 31, 2000, KPMG and Cisco shall devise, and incorporate into this Agreement, a mutually agreed upon detailed global staffing plan, aligned by solution ("CYO1 Staffing Plan").

Individuals who may complete requirements in more than one category can only be counted once.

II.  "Cisco Literate" Definition.

Cisco Literate Consultant means a person directly employed by KPMG, any entity which is a member of KPMG International, any other entity that has the right to use the name "KPMG", any other entity over which KPMG has actual control or any other entity in which KPMG has the ability to direct the deployment of such person, in a consulting capacity in one of the following areas:

Cisco Certified Professionals

The levels of Cisco Certification will be specified as part of the CY01 Staffing Plan to be submitted by December 31, 2000 and assigned to any practice to provide network engineering services to either Enterprise Market or Service Provider Market clients.

Service Provider Practice

Attended training on Service Provider Market Fundamentals and be on track to complete the training relevant to their job function to deploy and support Cisco relevant solutions. These individuals will be focused at the Service Provider Market. Skills of such individuals may include project management, OSS/BSS integration, business development and technical or network integration.

Enterprise Practice

Attended training on joint solutions for the Enterprise market and in relevant technologies and products such as Geotel, Webline, Ariba, Broadvision, etc. or completed training appropriate to their job in selling and developing solutions as jointly defined by the Cisco and KCI solution teams responsible for the development and deployment of each solution, and be on track to complete the training relevant to their job function.

Training may include business development, best practices and ISV technologies such as Ariba, Broadvision, Extricity, etc.

Cisco has the right to audit the list of trained professionals (consulting professionals and Cisco Literate Consultants) at its discretion.